Investor Presentation January 18, 2024 Acquisition of 5 1 2 242 111 33 200 111 51 191 191 191 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of The Bank of Princeton (“BPRN”). Forward-looking statements are not historical facts but instead express only management’s current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of BPRN’s control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and other similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” BPRN’s actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause BPRN’s actual results to differ materially from those described in the forward-looking statements include impacts from COVID-19 pandemic on local, national and global economic conditions; higher default rates on loans made to our customers related to the COVID-19 pandemic and its impact on our customers’ operations and financial condition; unexpected changes in interest rates or disruptions in the mortgage markets related to COVID-19 or other responses to the health crisis; and the other factors contained in BPRN’s periodic reports and registration statements, filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on BPRN’s website (www.thebankofprinceton.com) and on the Securities and Exchange Commission’s website (www.sec.gov) . Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. BPRN undertakes no obligation to updated forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.” BPRN believes that these non-GAAP financial measures provide both management and investors a more completed understanding of BPRN’s deposit profile and capital. These non-GAAP financial measures are supplemental and are not substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies. Disclosure Statement

Strategic Rationale

Strategically Compelling

- **Low risk, market fill-in** transaction that enhances the **core banking franchise**
- Adds **scale** in the **Greater Philadelphia market** with 6 branches and an **attractive core funding base**
- Opportunity for **significant cost savings** and **operational enhancements**

Financially Attractive

- **Significant cash EPS accretion** (**~16%**[1] in 2025) on a relative basis with **Cornerstone owning 8%** of the pro forma company
- Manageable TBV dilution with an **earnback period of ~2.5 years**[2]
- Acquisition priced at a **discount to tangible book value (75% P/TBV)**
- **Internal rate of return >30%**
- **Materially accretive** to ROAA and ROAE

Prudent Acquisition

- **Attractive pricing metrics** and **deal structure** (minimum net worth requirement) **mitigates risk** in the transaction
- **Low execution risk:** Cornerstone comprises less than **15%** of pro forma balance sheet
- **Strong pro forma capital position (TCE/TA of 10.4%**[3]**)** with enhanced capital generation going forward

The Bank of Princeton

(1) Excludes the impact of purchase accounting rate marks, CDI and CECL amortization
(2) Tangible book value earnback calculated using the crossover method
(3) Pro forma TCE/TA is estimated and shown at the transaction close

3

$321M Assets $276M Loans $290M Deposits 0.08% ROAA 1.52% Cost of deposits 3.61% NIM $20M Market Cap1 7.4% TCE/TA 0.14% NPAs / Assets Loan & Deposit Composition Cornerstone Financial Corporation (CFIC) Source: S&P Capital IQ Pro; Financial data as of or for the quarter ended September 30, 2023 Note: Jumbo time deposits defined as time deposits greater than $100 thousand (1) Market capitalization as of January 17, 2024 Company Overview Branch Footprint 2023Q3 Highlights Holding company for Cornerstone Bank, headquartered in Mount Laurel, New Jersey Founded in 1999 Operates 6 branches serving consumers and businesses throughout the Greater Philadelphia market CFIC (6) CFIC HQ $276M Loans $290M Deposits

Pro Forma Highlights1 Pro Forma Franchise Source: Company provided documents; S&P Capital IQ Pro (1) Balance sheet pro forma highlights estimated at close; includes merger adjustments assumed in the transaction Pro Forma Branch Network NJ NY PA BPRN Branches (29) CFIC Branches (6) CFIC HQ Philadelphia NYC Trenton Low risk, market fill-in transaction that provides increased scale in the Greater Philadelphia market $2.3B Assets $1.8B Loans $2.0B Deposits 10.4% TCE/TA 1.02% 2025 ROAA

$276M $1.5B $1.8B Pro Forma Pro Forma Loan & Deposit Composition Source: S&P Capital IQ Pro; Financial data as of or for the quarter ended September 30, 2023 Note: Pro forma data excludes purchase accounting adjustments; jumbo time deposits defined as time deposits greater than $100 thousand Loan Portfolio Composition Deposit Portfolio Composition Yield on Loans: 6.37% Yield on Loans: 5.24% Yield on Loans: 6.20% $290M $1.6B $1.9B Pro Forma Cost of Deposits: 2.56% Cost of Deposits: 1.52% Cost of Deposits: 2.40%

100% stock consideration 0.24 shares of BPRN common stock for each share of CFIC common stock Implied price per share of $8.16 for an aggregate deal value of $17.9M1 Minimum net worth requirement with exchange ratio adjustment mechanism Approximately 92% BPRN / 8% CFIC Deal value / tangible book value: 75% Deal value / (2025E earnings + cost savings2): 3.6x Cost savings of $5.7 million (pre-tax) or 50% of CFIC’s noninterest expense base 75% phased-in for 2024 and 100% thereafter Gross credit mark on loans of $3.7 million (1.3% of gross loans) $1.5 million allocated to purchase credit deteriorated (PCD) loans $2.2 million allocated to non-PCD loans Day-2 CECL reserve equal to $2.2 million $10.3 million rate mark write-down of loan portfolio $2.5 million write-down of other assets $1.0 million rate mark write-down on deposits $8.7 million core deposit intangible amortized over 10 years using the sum of years method $7.2M in pre-tax merger charges CFIC preferred equity of $3.3 million is repaid at par value at transaction close Expected closing in the 2nd or 3rd quarter of 2024 CFIC shareholder approval and customary regulatory approvals Key Transaction Assumptions Transaction Terms & Key Modeling Assumptions (1) Based on BPRN’s market price of $34.00 as of January 17, 2024 and assumes 2,191,999 CFIC shares outstanding (2) Assumes $5.7 million of pre-tax cost savings (50% of CFIC’s non-interest expense base) Consideration Multiples Timing and Approvals Ownership

Financial Impact Summary (1) Excludes the impact of purchase accounting rate marks (AOCI, loans and deposits) (2) Cash EPS accretion also excludes CDI and CECL amortization (3) Tangible book value earnback calculated using the crossover method (4) Pro forma capital ratios are estimated and shown at the transaction close Earnings Impact TBV Impact Pro Forma Capital4 (5.7%) Dilution at Close 2.5 years Earnback3 ~8% 2024E EPS Accretion ~21% 2025E EPS Accretion 10.4% TCE / TA 10.7% Leverage Ratio 12.2% Tier 1 Ratio 13.4% TRBC Ratio GAAP Metrics Non-GAAP Metrics1 (Excl. AOCI & Rate Marks) ~5% 2024E Cash EPS Accretion2 ~16% 2025E Cash EPS Accretion2 (2.3%) Dilution at Close 1.6 years Earnback3 10.8% TCE / TA 11.1% Leverage Ratio 12.6% Tier 1 Ratio 13.8% TRBC Ratio